UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): May 13, 2003

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                            MATTSON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                77-0208119
            --------                                ----------
 (State or other jurisdiction of                 (I.R.S. employer
  incorporation or organization)               identification number)


                              47131 Bayside Parkway
                            Fremont, California 94538
              -----------------------------------------------------
              (Address and zip code of principal executive offices)



        Registrant's telephone number, including area code: 510-657-5900

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Item 7. Financial Statements and Exhibits

        Exhibit No.
        -----------

        99.1   Press Release, dated May 13, 2003

        99.2   Supplemental Information


Item 9. Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On May 13, 2003, Mattson Technology, Inc. issued a press release reporting financial results for its first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2003
                                MATTSON TECHNOLOGY, INC.
                                  (Registrant)


                                By:  /s/ David Dutton
                                   -----------------------------------
                                              David Dutton
                                    President, Chief Executive Officer
                                              and Director



                                By:  /s/ Ludger Viefhues
                                   -----------------------------------
                                             Ludger Viefhues
                                   Executive Vice President -- Finance
                                        and Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit No.   DESCRIPTION
-----------   -----------

  99.1        Press Release of Mattson Technology, Inc. dated May 13, 2003.

  99.2        Supplemental Information